CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Steven R. Berrard, hereby consent to be named as a person about to become a director of Viacom Inc. in the Registration Statement on Form S-4 dated August 29, 1994.

                                                /s/ Steven R. Berrard
                                          ......................................

                                                    Steven R. Berrard

August 26, 1994



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                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, George D. Johnson, Jr., hereby consent to be named as a person about to become a director of Viacom Inc. in the Registration Statement on Form S-4 dated August 29, 1994.

                                                /s/ George D. Johnson, Jr.
                                          ......................................

                                                    George D. Johnson, Jr.

August 26, 1994